UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2019

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 19, 2019, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) executed three Release of Interest Rate Cap agreements (collectively, the “Releases”) related to interest rate cap agreements (“Caps”) between ATAX TEBS III, LLC (the “Sponsor”), a wholly-owned subsidiary of America First Multifamily Investors, L.P. (the “Partnership”), and Wells Fargo Bank, National Association; Royal Bank of Canada; and  SMBC Capital Markets, Inc. (each referred to herein as “Counterparty”). The Releases relate to individual Caps executed between the Sponsor and each Counterparty dated July 8, 2015 in conjunction with the closing of the Series M-033 Tax Exempt Bond Securitization program (the “M-033 TEBS Financing”). The Caps were collaterally assigned to Freddie Mac as required by the terms of the M-033 TEBS Financing. Effective July 16, 2019, the M-033 TEBS Financing was amended such that the Caps were not required to be assigned to Freddie Mac. By execution of the Releases, Freddie Mac has released all right, title and interest (including any security interest) it had in the Caps effective August 19, 2019, and waived any right to approve a termination, modification or novation of the Caps on or after such date.

The foregoing description of the Releases is a summary and is qualified in its entirety by reference to the full text of the Releases, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and incorporated by reference herein.

In addition, the full text of the Caps, which are attached as Exhibits 10.6, 10.7 and 10.8 to the Current Report on Form 8-K filed by the Partnership with the SEC on July 16, 2015, are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Release of Interest in Interest Rate Cap dated August 19, 2019 related to Rate Cap Agreement between ATAX TEBS III, LLC and Wells Fargo Bank, National Association.

10.2	Release of Interest in Interest Rate Cap dated August 19, 2019 related to Rate Cap Agreement between ATAX TEBS III, LLC and Royal Bank of Canada.

10.3	Release of Interest in Interest Rate Cap dated August 19, 2019 related to Rate Cap Agreement between ATAX TEBS III, LLC and SMBC Capital Markets, Inc.

10.4

Rate Cap Agreement dated July 8, 2015 between ATAX TEBS III, LLC and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 10.6 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2015).

10.5

Rate Cap Agreement dated July 8, 2015 between ATAX TEBS III, LLC and the Royal Bank of Canada (incorporated herein by reference to Exhibit 10.7 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2015).

10.6

Rate Cap Agreement dated July 8, 2015 between ATAX TEBS III, LLC and Sumitomo Mitsui Banking Corporation (incorporated herein by reference to Exhibit 10.8 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: August 22, 2019	By:	/s/ Craig S. Allen
Printed: Craig S. Allen
Title: Chief Financial Officer